Pursuant to Rule 497(e)

Registration No. 33-8746

THE TOCQUEVILLE TRUST

SUPPLEMENT DATED MARCH 14, 2006, TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2006

Effective as of the date of this supplement, on page 39, the seventh sentence in the paragraph “Computation Of Net Asset Value,” in the section entitled “Purchase, Redemption and Pricing of Shares,” is deleted in its entirety and replaced with the following:

“Investments in gold will be valued at the spot price of gold determined based on the mean of the last bid and asked prices (Bloomberg symbol “GOLDS”). Investments in silver will be valued on the basis of the closing spot prices of the New York Commodity Exchange. Investments in other precious metals will be valued at their respective market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.”